Leases - Summary of Lease Costs and Activity (Detail) - USD ($) $ in Thousands	3 Months Ended	6 Months Ended
	Jun. 30, 2020	Jun. 30, 2020
Lease Cost
Operating lease cost	$ 1,369	$ 2,767
Short-term lease cost	634	1,518
Variable lease cost	437	966
Sublease income	(100)	(337)
Net lease cost	2,340	4,914
Operating cash flows from operating leases	$ 1,399	2,826
Right-of-use assets obtained in exchange for operating lease liabilities		$ 521